Exhibit 10.a.(xxv)


ALEXANDER & BALDWIN, INC. / SALE OF MATSON LEASING COMPANY, INC.
PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
MARCH 31, 1995 (in thousands)


                                                         Historical Basis       Pro Forma Adjustments   Pro Forma
                                                         A&B      MLC  (1)      Amount     Ref.         Basis
                                                          (i)        (ii)       (iii)                 (i)-(ii)+(iii)
ASSETS
Current Assets:
   Cash and cash equivalents                              21,827       582                             21,245
   Accounts and notes receivable, net                    145,864    26,101     6,621      B           126,384
   Inventories                                           110,023                                      110,023
   Property held for sale                                  3,451                                        3,451
   Deferred income taxes                                  15,451     1,678     1,678                   15,451
   Prepaid expenses and other                             13,315       469                             12,846
   Accrued withdrawals from Capital Construction Fund       (725)                                        (725)
                                                       ---------   -------    ------                ---------
                         Total current assets            309,206    28,830     8,299                  288,675
                                                       ---------   -------   -------                ---------
Investments                                               69,166                                       69,166
Real Estate Developments                                  69,360                                       69,360
Property, Plant & Equipment - Net                      1,277,640   313,348                            964,292
Capital Construction Fund                                178,580             114,264      C           292,844
Other Assets                                              70,369       156                             70,213
                                                       ---------   -------   -------                ---------
                         Total                         1,974,321   342,334   122,563                1,754,550
                                                       =========   =======   =======                =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Current portion of long-term liabilities               37,155    15,000                             22,155
   Short-term commercial paper borrowing                  78,884                                       78,884
   Accounts payable                                       42,486     1,444                             41,042
   Other                                                  65,981     1,978                             64,003
                                                       ---------   -------   -------                ---------
                         Total current liabilities       224,506    18,422         0                  206,084
                                                       ---------   -------   -------                ---------
Long-Term Liabilities:
   Long-term debt                                        552,083   185,187                            366,896
   Capital lease obligations                              32,439                                       32,439
   Post-retirement benefit obligations                   117,728       379                            117,349
   Other                                                  62,030     5,940                             56,090
                                                       ---------   -------   -------                ---------
                         Total long-term liabilities     764,280   191,506         0                  572,774
                                                       ---------   -------   -------                ---------
Deferred Income Taxes                                    356,252    61,535    37,576     C,D          332,293
                                                       ---------   -------   -------                ---------    330,615
Shareholders' Equity:
   Capital stock                                          37,307         1         1      B            37,307
   Additional capital                                     39,503    34,300    34,300      B            39,503
   Capital reserves                                                                                         0
   Unrealized holding gains on securities                 31,016                                       31,016
   Retained earnings                                     535,274    36,570    50,686   A, B, C        549,390
   Cost of treasury stock                                (13,817)                                     (13,817)
                                                       ---------   -------   -------                ---------
                         Total shareholders' equity      629,283    70,871    84,987                  643,399
                                                       ---------   -------   -------                ---------
                         Total                         1,974,321   342,334   122,563                1,754,550
                                                       =========   =======   =======                =========

(1) Historical MLC amounts have been deducted in the preparation of these pro forma financial statements.





ALEXANDER & BALDWIN, INC. / SALE OF MATSON LEASING COMPANY, INC.
PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
THREE MONTHS ENDED MARCH 31, 1995 (in thousands, except per share amounts)


                                                        Historical Basis    Pro Forma Adjustments   Pro Forma
                                                         A&B        MLC      Amount     Ref.         Basis
                                                         (i)        (ii)      (iii)                (i)-(ii)+(iii)
Revenue:

Net sales, revenue from sales and rentals                256,595    16,868                            239,727
Equity in loss of affiliate                              -------   -------   -------                 --------
Interest, dividends and other                              6,377       124     1,800      C             8,053
                                                         -------   -------   -------                 --------

                         Total revenue                   262,972    16,992     1,800                  247,780
                                                         -------   -------   -------                 --------
Costs and Expenses:

Cost of goods sold, services and rentals                 210,610     1,012                            209,598
Selling, general and administrative                       31,501     8,021                             23,480
Interest                                                   7,452     3,775                              3,677
Income Taxes                                               4,849     1,578       650      D             3,921
                                                         -------   -------   -------                 --------
                         Total costs and expenses        254,412    14,386       650                  240,676
                                                         -------   -------   -------                 --------
Net Income                                                 8,560     2,606     1,150                    7,104
                                                         =======   =======   =======                 ========
Earnings per Share                                          0.19                                         0.16
                                                         =======                                     ========
Average Number of Shares Outstanding                      45,643                                       45,643
                                                         =======                                     ========

(1) Historical MLC amounts, adjusted for previously-eliminated intercompany transactions, have been deducted preparation of these pro forma financial statements.



ALEXANDER & BALDWIN, INC. / SALE OF MATSON LEASING COMPANY, INC.
PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
DECEMBER 31, 1994 (in thousands)


                                                        Historical Basis    Pro Forma Adjustments   Pro Forma
                                                         A&B        MLC      Amount     Ref.         Basis
                                                         (i)        (ii)      (iii)                (i)-(ii)+(iii)
ASSETS
Current Assets:
   Cash and cash equivalents                               9,557       570                              8,987
   Accounts and notes receivable, net                    142,958    22,036     6,621      B           127,543
   Inventories                                            90,677                                       90,677
   Property held for sale                                  4,014                                        4,014
   Deferred income taxes                                  15,366     1,678     1,678      D            15,366
   Prepaid expenses and other                             14,525     1,494                             13,031
   Accrued withdrawals from Capital Construction Fund       (550)                                        (550)
                                                       ---------   -------   -------                ---------
                         Total current assets            276,547    25,778     8,299                  259,068
                                                       ---------   -------   -------                ---------
Investments                                               64,913                                       64,913
Real Estate Developments                                  66,371                                       66,371
Property, Plant & Equipment - Net                      1,281,546   305,874                            975,672
Capital Construction Fund                                176,044             112,564      C           288,608
Other Assets                                              67,367       156                             67,211
                                                       ---------   -------   -------                ---------
                         Total                         1,932,788   331,808   120,863                1,721,843
                                                       =========   =======   =======                =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Current portion of long-term liabilities               35,177    12,500                             22,677
   Short-term commercial paper borrowing                  58,000                                       58,000
   Accounts payable                                       36,545     4,420                             32,125
   Other                                                  75,109       300                             74,809
                                                       ---------   -------   -------                ---------
                         Total current liabilities       204,831    17,220         0                  187,611
                                                       ---------   -------   -------                ---------
Long-Term Liabilities:
   Long-term debt                                        526,231   180,231                            346,000
   Capital lease obligations                              35,274                                       35,274
   Post-retirement benefit obligations                   116,610                                      116,610
   Other                                                  67,267     6,135                             61,132
                                                       ---------   -------   -------                ---------
                         Total long-term liabilities     745,382   186,366         0                  559,016
                                                       ---------   -------   -------                ---------
Deferred Income Taxes                                    349,961    61,535    36,975    C, D          325,401
Shareholders' Equity:                                  ---------   -------   -------                ---------
   Capital stock                                          37,493         1         1      B            37,493
   Additional capital                                     38,862    34,300    34,300      B            38,862
   Capital reserves                                                                                         0
   Unrealized holding gains on securities                 29,073                                       29,073
   Retained earnings                                     541,910    32,386    49,586    A, B          559,110
   Cost of treasury stock                                (14,724)                                     (14,724)
                                                       ---------   -------   -------                ---------
                         Total shareholders' equity      632,614    66,687    83,887                  649,814
                                                       ---------   -------   -------                ---------
                         Total                         1,932,788   331,808   120,862                1,721,842
                                                       =========   =======   =======                =========

(1) Historical MLC amounts have been deducted in the preparation of these pro forma financial statements.



ALEXANDER & BALDWIN, INC. / SALE OF MATSON LEASING COMPANY, INC.
PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
YEAR ENDED DECEMBER 31, 1994 (in thousands, except per share amounts)


                                                        Historical Basis    Pro Forma Adjustments   Pro Forma
                                                         A&B        MLC      Amount     Ref.         Basis
                                                         (i)        (ii)      (iii)                (i)-(ii)+(iii)
Revenue:

Net sales, revenue from sales and rentals              1,185,210    62,895                          1,122,315
Equity in loss of affiliate
Interest, dividends and other                             22,955     1,072     6,700    A, C           28,583
                                                       ---------   -------   -------                ---------

                         Total revenue                 1,208,165    63,967     6,700                1,150,898
                                                       ---------   -------   -------                ---------
Costs and Expenses:

Cost of goods sold, services and rentals                 939,766     5,356                            934,410
Selling, general and administrative                      127,462    29,353                             98,109
Interest                                                  27,702    12,654                             15,048
Income Taxes                                              38,627     5,975     2,500      D            35,152
                                                       ---------   -------   -------                ---------
                         Total costs and expenses      1,133,557    53,338     2,500                1,082,719

Net Income from Continuing Operations                     74,608    10,629     4,200                   68,179
                                                       ---------   -------   -------                ---------
Gain on Sale of Discontinued Operations
   (net of $9,100 of income tax)                         ---         ---      17,200      A            17,200

Net Income                                                74,608    10,629    21,400                   85,379
                                                       =========   =======   =======                =========
Earnings per Share - Continuing Operations                  1.62                                         1.48
                                                       =========                                    =========
Earnings per Share - Discontinued Operations                 ---                                         0.37
                                                       =========                                    =========
Earnings per Share - Net Income                             1.62                                         1.85
                                                       =========                                    =========
Average Number of Shares Outstanding                      46,059                                       46,059
                                                       =========                                    =========

(1) Historical MLC amounts, adjusted for previously-eliminated intercompany transactions, have been deducted preparation of these pro forma financial statements.


NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1.BASIS OF PRESENTATION

  The accompanying unaudited pro forma condensed financial statements present the financial position of Alexander & Baldwin, Inc. (A&B) following the sale of substantially all of the operating assets of Matson Leasing Company, Inc.
  (MLC), a wholly-owned subsidiary of Matson Navigation Company, Inc. (MNC), which is wholly-owned by A&B, as of March 31, 1995 and December 31, 1994 and for the quarter ended March 31, 1995 and for the year ended December 31, 1994.

  On June 30, 1995, MLC and MNC sold the containers and certain other assets and liabilities of MLC's container leasing business to XTRA, Inc.

  The unaudited pro forma condensed balance sheets assume that the disposition occurred on December 31, 1994. The unaudited condensed statements of income assume that the disposition occurred on January 1, 1994. The unaudited pro forma condensed financial statements are not necessarily indicative of the financial condition and/or results of operations had the above transaction been consummated on such dates and may not necessarily be indicative of future performance.

2.PRO FORMA ADJUSTMENTS

   The following reflects the pro forma adjustments necessary to record the transaction described above:

   A. The actual sales price has been adjusted for changes in the net assets of MLC that occurred from the transaction dates assumed in the unaudited pro forma financial statements through the actual transaction closing date.

   B. Arms-length transactions between MLC and A&B and its subsidiaries, which were previously eliminated, have been restored.

   C. Proceeds from the sale not used to repay MLC indebtedness are assumed deposited in MNC's Capital Construction Fund (CCF). Additional interest earnings of the CCF are estimated using interest rates available to A&B during the periods presented.

   D. Income tax accounts have been adjusted to reflect the tax ramifications of these pro forma adjustments. Currently-payable income taxes associated with the gain on the sale have been assumed to be paid on the assumed transaction closing date.


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